Exhibit 99.1

News Release

Corteva Chief Executive Officer James C. Collins, Jr. to Retire at Year End

WILMINGTON, Del., June 23, 2021 – Corteva, Inc. (NYSE: CTVA) today announced that James (Jim) C. Collins, Jr., Chief Executive Officer, will retire from Corteva, effective December 31, 2021, after more than 37 years with the company and its predecessor, DuPont. Mr. Collins has agreed to continue in his role as CEO while an external search for his successor is underway.

“Over the past several years, Jim guided the creation and launch of Corteva as a leading, independent global agriculture company and he will leave the company on a very strong footing,” said Greg Page, Independent Chairman of Corteva. “The Board and I are grateful for everything Jim accomplished for our company, its employees and customers, and our shareholders. Through Jim’s contributions, the company is well positioned to continue strong forward momentum looking ahead. We will begin the search for Jim’s successor immediately and appreciate his willingness to remain in place to assure a smooth transition.”

“It has been the privilege of a lifetime to work with such an outstanding team. We have established the foundation for an exceptional company, built for sustainable growth as it serves its vital purpose. I am so proud of what we have accomplished together,” Mr. Collins said.

“The work of successfully creating Corteva following the merger of Dow and DuPont, standing it up as an independent company, and leading it through arguably some of the most volatile periods in the history of agriculture has been both an honor and a great responsibility. After conversations with our Board, we agreed that with the company on solid ground, this is the opportune time to make a leadership change. I will continue to serve as CEO until the Board identifies a successor. The organization remains focused on execution, and we are on track to deliver on our financial commitments for the first half 2021 and will provide further updates on the full year outlook during the second quarter earnings call. We have created a special culture at Corteva, backed up by sustainability goals to advance agriculture resiliency, and I am confident that while we will see healthy change, our commitment to our shareholders, our customers, and to a safer, healthier planet will endure for years to come.”

Bio

James C. Collins, Jr. is Chief Executive Officer of Corteva Agriscience. Collins was previously Chief Operating Officer for the Agriculture Division of DowDuPont. Prior to the DowDuPont merger, he was an Executive Vice President for DuPont responsible for the Agriculture segments, which included DuPont Crop Protection and Pioneer.

Starting with the announcement of the DowDuPont merger, Collins led the integration of legacy DuPont and Dow agricultural businesses to drive readiness for the ultimate spin of Corteva – a new leading pure-play agriculture company – which successfully separated from DowDuPont on June 1, 2019. During this time-period, strategic initiatives included launching 14 new products from the innovation pipeline, implementing a multi-channel, multi-brand growth strategy, and making significant progress toward a best-in-class cost structure.

Collins joined DuPont in 1984 and has since served in key leadership roles across several DuPont businesses. His work in the Agriculture segment began over 35 years ago. Prior to leading the Agriculture segment, he led two other large DuPont business segments, Performance Materials and Electronics & Communications.

Collins currently serves on the board of directors for CropLife International and Longwood Gardens, and is a Champion of the Crop Trust’s Food Forever Initiative. A supporter of youth education and leadership development, Collins also serves on the National 4-H Council Board and University of Tennessee Lone Oaks Farm Advisory Council. He has also been awarded an honorary American FFA Degree for his efforts to promote agriculture education with youth in the United States.

Collins is also a member of the Business Round Table, serving in the Special Committee on Equity and Racial Justice, Climate Policy and Trade Committees.

About Corteva

Corteva, Inc. is a publicly traded, global pure-play agriculture company that provides farmers around the world with the most complete portfolio in the industry – including a balanced and diverse mix of seed, crop protection and digital solutions focused on maximizing productivity to enhance yield and profitability. With some of the most recognized brands in agriculture and an industry-leading product and technology pipeline well positioned to drive growth, the company is committed to working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. Corteva became an independent public company on June 1, 2019 and was previously the Agriculture Division of DowDuPont. More information can be found at www.corteva.com.

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06/23/21

™ ,®, SM Trademarks and service marks of Corteva Agriscience, and its affiliated companies or its respective owners.

Media Contact:

Gregg M. Schmidt

+1-302-485-3260

gregg.m.schmidt@corteva.com

Investor Contact:

Jeff Rudolph

+1-302-485-3704

jeff.rudolph@corteva.com

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “guidance”, “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategy for growth and financial results are forward looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward- looking statements also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva’s business, results of operations and financial condition. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to obtain or maintain the necessary regulatory approvals for some of Corteva’s products; (ii) failure to successfully develop and commercialize Corteva’s pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) effect of competition and consolidation in Corteva’s industry; (vi) effect of competition from manufacturers of generic products; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) risks related to oil and commodity markets; (x) competitor’s establishment of an intermediary platform for distribution of Corteva’s products; (xi) impact of Corteva’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xii) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xiii) effect of volatility in Corteva’s input costs; (xiv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva and other cost savings initiatives; (xv) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xvi) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) risks related to the indemnification obligations of legacy E. I. du Pont de Nemours and Company liabilities in connection with the separation of Corteva; (xix) effect of compliance with laws and requirements and adverse judgments on litigation; (xx) risks related to Corteva’s global operations; (xxi) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; (xxii) risks related to COVID-19; (xxiii) risks related to activist stockholders; (xxiv) failure to enforce Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (xxv) effect of counterfeit products; (xxvi) Corteva’s dependence on intellectual property cross-license agreements; (xxvii) other risks related to the separation from DowDuPont; and (xxviii) failure risks associated with our CEO transition, including failure to timely identify a successor CEO and the impact on employee hiring and retention. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.